                        SUPPLEMENT DATED JANUARY 21, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 1999

             IQ-THE SMART ANNUITY FLEXIBLE PREMIUM VARIABLE ANNUITY
               ISSUED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY

On December 17, 1999, ARM Financial Group, Inc. (ARM), the parent company of National Integrity Life Insurance Company (NATIONAL INTEGRITY), announced that it had signed a definitive agreement whereby Western & Southern Life Insurance Company (WESTERN & SOUTHERN) would acquire National Integrity. Western and Southern is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.

The transaction is expected to close late in the first quarter of 2000. The acquisition of National Integrity by Western & Southern is being implemented pursuant to a chapter 11 bankruptcy case filed by ARM on December 20, 1999. In addition to approval by the bankruptcy court, the closing of the transaction is subject to the approval of various state departments of insurance and other customary conditions to closing.